--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported):June 5, 1998




                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                   333-49015                    13-3836437
----------------------------       ------------             -------------------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)             Identification No.)

  245 Park Avenue
  New York, New York                                                10167
---------------------                                             ----------
(Address of Principal                                             (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
                                                   ----- --------

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Item 5.  Other Events.

Filing of Computational Materials

     In connection with the proposed offering of the Irwin Revolving Home Equity Loan Trust 1998-1 Home Equity Loan-Backed Term Notes, Series 1998-1 (the "Term Notes"), Bear, Stearns & Co. Inc., as the underwriter (the "Underwriter") has prepared certain materials (the "Series Term Sheet" including "Computational Materials") for distribution to their potential investors. Although Bear Stearns Asset Backed Securities, Inc.(the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Term Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Series Term Sheet including Computational Materials is attached hererto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Series Term Sheet including Computational
                  Materials filed on Form 8-K dated June 5, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BEAR STEARNS ASSET BACKED
                                              SECURITIES, INC.



                                             By:   /s/Jonathan Lieberman
                                                   -----------------------------
                                                   Name:  Jonathan Lieberman
                                                   Title:  Vice President

Dated:  June 5, 1998

Exhibit Index


Exhibit                                                                   Page
-------                                                                   ----

99.1              Series Term Sheet including Computational
                  Materials filed on Form 8-K dated June 5, 1998


                 IRWIN REVOLVING HOME EQUITY LOAN TRUST 1998-1



BEAR STEARNS                                                                                                BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                                                                             ASSET-BACKED SECURITIES GROUP
DALLAS o DC o LOS ANGELES o NEW YORK o SAN FRANCISCO                                                                 245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                                                                              New York, New York 10167
LONDON o PARIS o TOKYO                                                                          (212) 272-2000;  (212) 272-7294  fax

                           IRWIN REVOLVING HOME EQUITY LOAN TRUST, SERIES 1998-1: COMPUTATIONAL MATERIALS

FAX TO:                                                                                                                        DATE:
COMPANY:                                                                                                      # PAGES (incl. cover):
FAX NO:                                                                                                                    PHONE NO:
FROM:                                                                                                                      PHONE NO:

                STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                    PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


                 IRWIN REVOLVING HOME EQUITY LOAN TRUST 1998-1

                                SUMMARY OF TERMS

Issuer...................................... The  Irwin  Revolving  Home  Equity
                                             Loan  Trust   1998-1,   a  Delaware
                                             business trust (the "Trust"),  will
                                             be  formed   pursuant  to  a  trust
                                             agreement to be dated as of May 31,
                                             1998   (the   "Trust   Agreement"),
                                             between the Depositor and the Owner
                                             Trustee.  The  assets of the Issuer
                                             (the "Trust  Estate")  will consist
                                             of  the  Initial   HELOCs  and  the
                                             Initial   HELs    (together,    the
                                             "Initial      Mortgage     Loans"),
                                             additional  draws  under the HELOCs
                                             during the period  from the Closing
                                             Date   to   (but   excluding)   the
                                             commencement     of    the    Rapid
                                             Amortization       Period      (the
                                             "Additional  Balances"),   mortgage
                                             loans sold to the Trust  subsequent
                                             to   the    Closing    Date    (the
                                             "Subsequent  Mortgage  Loans")  and
                                             certain related assets.

The Term Notes.............................. $150,000,000   Home   Equity  Loan-
                                             Backed   Term  Notes, Series 1998-1
                                             (the "Term Notes").

The Variable Funding Notes.................. Home  Equity  Loan-Backed  Variable
                                             Funding  Notes,  Series 1998-1 (the
                                             "Variable   Funding   Notes"   and,
                                             together  with the Term Notes,  the
                                             "Notes").   The  Variable   Funding
                                             Notes are not offered hereby.

The Certificates............................ Home       Equity       Loan-Backed
                                             Certificates,  Series  1998-1  (the
                                             "Certificates"  and,  together with
                                             the Notes, the  "Securities").  The
                                             Certificates    are   not   offered
                                             hereby.

Depositor................................... Bear    Stearns     Asset    Backed
                                             Securities, Inc.

Seller...................................... Irwin  Funding   Corp.,  a  special
                                             purpose     corporation    and    a
                                             wholly-owned  subsidiary  of either
                                             Irwin  Union  Bank  or  Irwin  Home
                                             Equity Corporation.

Originator.................................. Irwin Home Equity Corporation.

Master Servicer............................. Irwin Union Bank and Trust  Company
                                             ("Irwin    Union    Bank").     The
                                             Originator  initially  will  act as
                                             subservicer on behalf of the Master
                                             Servicer.

Owner Trustee............................... Wilmington Trust Company.

Indenture Trustee........................... Norwest  Bank  Minnesota,  National
                                             Association ("Norwest Bank").

Closing Date................................ On or about June 12, 1998.

Payment Date................................ The 15th day of each month (or,  if such day is not a Business Day, the
                                             next   succeeding   Business  Day),
                                             beginning on July 15, 1998 (each, a
                                             "Payment Date").

Denominations and Registration.............. The Term  Notes  will be  issued in minimum denominations of $1,000 and
                                             integral  multiples  of  $1,000  in
                                             excess thereof. The Term Notes will
                                             initially  be issued in  book-entry
                                             form.

The Mortgage Pool........................... Unless  otherwise  indicated,   the
                                             statistical  information  regarding
                                             the   Mortgage    Loans   and   the
                                             Mortgaged  Properties  presented in
                                             this Prospectus Supplement is based
                                             upon  the  characteristics  of  the
                                             Initial  Mortgage  Loans  as of the
                                             close of  business  on May 31, 1998
                                             (the "Initial  Cut-Off Date"),  and
                                             all  percentages  set forth in this
                                             Prospectus   Supplement  are  based
                                             upon   the   aggregate    Principal
                                             Balances  of the  Initial  Mortgage
                                             Loans  as of  the  Initial  Cut-Off
                                             Date, which is $75,000,053.34

                                             The  adjustable-rate   home  equity
                                             lines of  credit  ("HELOCs")  to be
                                             included  in the Trust will be home
                                             equity  Mortgage Loans evidenced by
                                             the related  loan  agreements  (the
                                             "Loan  Agreements")  and secured by
                                             mortgages or deeds of trust on one-
                                             to     four-family      residential
                                             properties.   As  to  the   Initial
                                             HELOCs,  approximately  98.26%  are
                                             junior mortgages, and the remainder
                                             are first mortgages.  A substantial
                                             portion  of the  Initial  HELOCs is
                                             located  in  selected  metropolitan
                                             markets in the State of California,
                                             and the  Initial  HELOCs  generally
                                             have   original   terms  to  stated
                                             maturity of  approximately 20 years
                                             and scheduled  monthly  payments of
                                             interest  only  for the  first  ten
                                             years  of their  respective  terms.
                                             Beginning in their  eleventh  year,
                                             substantially   all   HELOCs   have
                                             scheduled  payments  on a  ten-year
                                             fully  amortizing   basis.   HELOCs
                                             representing  not  more  than 5% of
                                             the Pool Balance may have  combined
                                             loan-to-value     ratios    ranging
                                             between  101%  and  125%,  and thus
                                             will not be fully secured.

                                             From  time  to  time  prior  to the
                                             expiration   of  the  related  Draw
                                             Period,  principal  amounts  on the
                                             HELOCs may be drawn down, or may be
                                             repaid.  New Draws under the HELOCs
                                             will   automatically   become   the
                                             property  of the Trust prior to the
                                             commencement     of    the    Rapid
                                             Amortization  Period.  As a result,
                                             the aggregate  Principal Balance of
                                             the Mortgage  Loans will  fluctuate
                                             from day to day during the  related
                                             period as new  Draws by  Mortgagors
                                             are   added   to  the   Trust   and
                                             principal   payments  received  are
                                             applied in reduction thereof. Under
                                             the  Loan  Agreements,  during  the
                                             related  Draw  Period,  the related
                                             Mortgagor  is  obligated to pay the
                                             amount of interest  that accrues on
                                             the   related   HELOC   during  the
                                             Billing Cycle, but may also pay all
                                             or a portion of the principal.  The
                                             interest  only  payment  obligation
                                             terminates   at  the   end  of  the
                                             related  Draw  Period,  after which
                                             the Mortgagor  must begin paying at
                                             least a minimum  monthly portion of
                                             the average  outstanding  Principal
                                             Balance of the HELOC  together with
                                             accrued interest.

                                             The home equity  loans  ("HELs") to
                                             be  included  in the Trust  will be
                                             fixed rate  closed-end  home equity
                                             loans evidenced by promissory notes
                                             (each,   a  "Mortgage   Note")  and
                                             secured by mortgages (together with
                                             the  mortgages  and  deeds of trust
                                             securing     the    HELOCs,     the
                                             "Mortgages") on one- to four-family
                                             residential  properties.  As to the
                                             Initial HELs,  approximately 87.46%
                                             are  junior   mortgages,   and  the
                                             remainder  are first  mortgages.  A
                                             substantial  portion of the Initial
                                             HELs   is   located   in   selected
                                             metropolitan  markets in the States
                                             of  California  and  Massachusetts,
                                             and all  Initial  HELs  provide for
                                             substantially  equal payments in an
                                             amount  sufficient  to amortize the
                                             HELs over their terms.

                                             Monthly  payments for each Mortgage
                                             Loan  (each,  a "Monthly  Payment")
                                             will be due on the fifteenth day of
                                             each calendar month or, in the case
                                             of certain  HELs,  the first day of
                                             each calendar  month (each,  a "Due
                                             Date").

                                             The Mortgage Loans were  originated
                                             by  the  Originator  on  behalf  of
                                             Irwin Union Bank in accordance with
                                             the  underwriting  standards of the
                                             Originator    developed    at   the
                                             direction of Irwin Union Bank.

Mortgage Interest Rate...................... The  "Mortgage  Interest  Rate"  of
                                             each Mortgage Loan is the per annum
                                             interest  rate  required to be paid
                                             by the mortgagor under the terms of
                                             the related  Mortgage  Note or Loan
                                             Agreement,  as the case may be. The
                                             Mortgage  Interest  Rate  borne  by
                                             each  Mortgage  Loan  is (i) in the
                                             case of a HELOC,  adjustable on the
                                             date (each such date,  an "Interest
                                             Adjustment  Date") specified in the
                                             related  Loan  Agreement  to a rate
                                             based on the highest  prime rate as
                                             published  in  the "  Money  Rates"
                                             section of The Wall Street  Journal
                                             on  the  last  Business  Day of the
                                             related  calendar month and (ii) in
                                             the case of a HEL,  fixed as of the
                                             date of  origination  of such  HEL.
                                             Interest  on each HELOC is computed
                                             and payable  monthly on the average
                                             daily outstanding Principal Balance
                                             of   such   HELOC.   The   Mortgage
                                             Interest Rate on each HELOC will be
                                             adjusted    on    each     Interest
                                             Adjustment  Date to a rate equal to
                                             the  sum  of the  applicable  prime
                                             rate  and a fixed  percentage  (the
                                             "Gross  Margin")  specified  in the
                                             related  Loan  Agreement,   and  is
                                             generally  subject to  maximum  and
                                             minimum  Mortgage   Interest  Rates
                                             over  the   life  of  the   related
                                             Mortgage Loan ("Lifetime Rate Caps"
                                             and    "Lifetime    Rate   Floors",
                                             respectively)   specified  in  such
                                             Loan  Agreement.  As of the Initial
                                             Cut-Off Date, the weighted  average
                                             Mortgage   Interest  Rate  for  the
                                             HELOCs  was  approximately  12.282%
                                             and for the HELs was  approximately
                                             12.199%.

                                             As of the Initial Cut-Off Date, the
                                             Gross   Margins   for  the  Initial
                                             HELOCs   ranged   from   0.100%  to
                                             7.900%,  and the  weighted  average
                                             Gross   Margin  was   approximately
                                             3.782%.  As of the Initial  Cut-Off
                                             Date,  the  Lifetime  Rate Caps for
                                             the  Initial   HELOCs  ranged  from
                                             approximately  16.000%  to  25.000%
                                             per annum, and the weighted average
                                             Lifetime Rate Cap was approximately
                                             19.769%   per  annum.   As  of  the
                                             Initial  Cut-Off Date, the Lifetime
                                             Rate Floors for the Initial  HELOCs
                                             ranged from approximately 6.600% to
                                             15.400% per annum, and the weighted
                                             average  Lifetime  Rate  Floor  was
                                             approximately 10.266% per annum.

Pre-Funding Account......................... On the Closing Date,  approximately
                                             $75,000,000     (the    "Pre-Funded
                                             Amount") will be deposited  into an
                                             account      (the      "Pre-Funding
                                             Account"),  which  amount  will  be
                                             funded  from  the  proceeds  of the
                                             sale of the Term Notes.  The Seller
                                             will   be    obligated    to   sell
                                             Subsequent  Mortgage  Loans  to the
                                             Trust   and  the   Trust   will  be
                                             obligated,  subject to the  consent
                                             of    the    Enhancer    and    the
                                             satisfaction of certain conditions,
                                             to   purchase    such    Subsequent
                                             Mortgage  Loans  during  the period
                                             from the  Closing  Date  until  the
                                             earlier  of (i) the  date on  which
                                             the   amount  on   deposit  in  the
                                             Pre-Funding  Account  is less  than
                                             $100,000  or (ii)  March  31,  1999
                                             (the     "Pre-Funding     Period").
                                             Subsequent   Mortgage   Loans,   if
                                             available,  will be  originated  by
                                             the  Originator  on behalf of Irwin
                                             Union Bank, and thereafter  sold to
                                             the Seller,  the  Depositor and the
                                             Trust,    in    succession.     The
                                             Subsequent  Mortgage Loans, as well
                                             as all Initial Mortgage Loans, must
                                             conform   to   certain    specified
                                             characteristics.  Following the end
                                             of    the    Pre-Funding    Period,
                                             Subsequent   Mortgage   Loans  will
                                             continue  to  be  acquired  by  the
                                             Trust   through   the  end  of  the
                                             Revolving   Period,    subject   to
                                             certain conditions.

                                             Any funds  remaining  on deposit in
                                             the Pre-Funding  Account at the end
                                             of the  Pre-Funding  Period will be
                                             applied  to  the  purchase  of  any
                                             Additional  Balances then available
                                             and  thereafter  will be  deposited
                                             into the Funding  Account.  Amounts
                                             on  deposit   in  the   Pre-Funding
                                             Account   will   be   invested   in
                                             Permitted  Investments.  "Permitted
                                             Investments"  are  specified in the
                                             Indenture and are generally limited
                                             to   investments   that   meet  the
                                             criteria of the Enhancer.

Capitalized Interest Account................ On the Closing Date, the Seller, if
                                             required to do so by the  Enhancer,
                                             will make a cash  deposit  from the
                                             proceeds  of the  sale of the  Term
                                             Notes into an  account  held by the
                                             Indenture Trustee (the "Capitalized
                                             Interest Account"), unless a letter
                                             of  credit  in form and  substance,
                                             and from a provider,  acceptable to
                                             the   Enhancer    evidencing    the
                                             availability   of  such  amount  is
                                             delivered  to the Owner  Trustee on
                                             the   Closing   Date.   Amounts  on
                                             deposit in the Capitalized Interest
                                             Account  will  be   withdrawn,   or
                                             drawings   under  such   letter  of
                                             credit   will  be  made,   on  each
                                             Payment Date during the Pre-Funding
                                             Period  to  fund  portions  of  the
                                             interest payments on the Term Notes
                                             to the extent set forth in the Sale
                                             and Servicing Agreement.

Funding Account............................. The   Funding   Account   will   be
                                             established   with  the   Indenture
                                             Trustee  on the  Closing  Date.  On
                                             each   Payment   Date   during  the
                                             Revolving     Period,     Principal
                                             Collections    for   the    related
                                             Collection Period will be deposited
                                             into  the   Funding   Account   and
                                             applied,    first,    to    acquire
                                             Additional Balances and thereafter,
                                             to  acquire   Subsequent   Mortgage
                                             Loans, to the extent available.  In
                                             the  event  that not all  Principal
                                             Collections   on   deposit  in  the
                                             Funding  Account  have been applied
                                             to acquire Additional  Balances and
                                             subsequent  Mortgage  Loans  at the
                                             end of the  Revolving  Period,  the
                                             amount  remaining on deposit in the
                                             Funding Account will be distributed
                                             to  Noteholders  as  a  payment  of
                                             principal.   During  the  Revolving
                                             Period,   it   is   expected   that
                                             Subsequent  Mortgage Loans acquired
                                             with  amounts  on  deposit  in  the
                                             Funding Account will consist solely
                                             of HELOCs.

Interest Payments........................... Interest Payments on the Notes will be paid  monthly  on  each  Payment
                                             Date,  beginning  in July 1998,  at
                                             the  Note  Rate  for  the   related
                                             Interest  Period,  subject  to  the
                                             limitations set forth below,  which
                                             may     result     in      Interest
                                             Carry-Forward Amounts, as described
                                             below.  The  "Note  Rate"  for each
                                             Interest  Period will be a floating
                                             rate  equal  to  the  least  of (i)
                                             LIBOR plus 0.___% per annum (or, on
                                             any  Payment   Date  on  which  the
                                             aggregate Term Note Balance is less
                                             than 10% of the  initial  Term Note
                                             Balance,   LIBOR  plus  0.___%  per
                                             annum),   (ii)  the  Net   Mortgage
                                             Interest Rate, as described  herein
                                             under     "Description    of    the
                                             Securities--Interest   Payments  on
                                             the  Notes",  and  (iii)  15.0% per
                                             annum. However, on any Payment Date
                                             for which the related Note Rate has
                                             been determined  pursuant to clause
                                             (ii)  above,  the excess of (a) the
                                             amount of interest  that would have
                                             accrued  on the  Notes  during  the
                                             related  Interest  Period  had such
                                             amount been determined  pursuant to
                                             clause   (i)  above  over  (b)  the
                                             interest  actually  accrued  on the
                                             Notes during such  Interest  Period
                                             (such    excess,    an    "Interest
                                             Carry-Forward  Amount") will accrue
                                             interest  thereafter  at  the  Note
                                             Rate  (as  adjusted  from  time  to
                                             time)   and   will   be   paid   on
                                             subsequent  Payment  Dates  to  the
                                             extent  that  funds  are  available
                                             therefor as set forth  herein under
                                             "Description         of         the
                                             Securities--Allocation  of Payments
                                             on the  Mortgage  Loans".  Interest
                                             Carry-Forward  Amounts  will not be
                                             covered   by  the  Policy  and  may
                                             remain  unpaid on the Final Payment
                                             Date.  Interest  on  the  Notes  in
                                             respect  of any  Payment  Date will
                                             accrue from the  preceding  Payment
                                             Date (or,  in the case of the first
                                             Payment Date, from the Closing Date
                                             through  the  day  preceding   such
                                             Payment  Date (each,  an  "Interest
                                             Period"))   on  the  basis  of  the
                                             actual   number  of  days  in  such
                                             Interest Period and a 360-day year.

Principal Payments.......................... With  respect to any  Payment  Date during  the  Revolving  Period,  no
                                             principal   will  be  paid  on  the
                                             Notes,     and    all     Principal
                                             Collections  will be deposited into
                                             the   Funding   Account   for   the
                                             purchase of Additional Balances and
                                             Subsequent  Mortgage Loans. On each
                                             Payment  Date  during  the  Managed
                                             Amortization  Period, the aggregate
                                             amount  due and  payable in respect
                                             of  principal  of the Notes will be
                                             equal to Net Principal  Collections
                                             for  such  Payment  Date.  On  each
                                             Payment   Date   during  the  Rapid
                                             Amortization  Period, the aggregate
                                             amount   payable   in   respect  of
                                             principal  of  the  Notes  will  be
                                             equal to Principal  Collections for
                                             such  Payment  Date.  In  addition,
                                             with  respect to any  Payment  Date
                                             after  the  end  of  the  Revolving
                                             Period,  to  the  extent  of  funds
                                             available therefor,  holders of the
                                             Term Notes (the "Term Noteholders")
                                             and  the  Variable   Funding  Notes
                                             (together     with     the     Term
                                             Noteholders,   the   "Noteholders")
                                             will be entitled to receive certain
                                             additional amounts to be applied in
                                             reduction of the principal  balance
                                             of  the  related  Notes,  generally
                                             equal to Liquidation Loss Amounts.

                                             All  principal   payments  due  and
                                             payable   on  the  Notes   will  be
                                             allocated to the Term Notes and the
                                             Variable  Funding  Notes  pro  rata
                                             based on the outstanding  principal
                                             balances  thereof  (the  "Term Note
                                             Balance" and the "Variable  Funding
                                             Balance",     respectively,     and
                                             together, the "Note Balance") until
                                             paid  in  full.  In no  event  will
                                             principal  payments on the Notes on
                                             any Payment Date exceed the related
                                             Note   Balance   thereof   on  such
                                             Payment  Date. On the Final Payment
                                             Date,  principal  will  be due  and
                                             payable  on the  Notes in an amount
                                             equal to the related  Note  Balance
                                             remaining on such Payment Date.

                                             "Net Principal  Collections" means,
                                             as to any Payment Date,  the excess
                                             of (i) Principal  Collections  over
                                             (ii) certain amounts applied toward
                                             the purchase of Additional Balances
                                             and,   as  more   fully   described
                                             herein.

                                             The "Revolving  Period" will be the
                                             period  beginning  on  the  Closing
                                             Date and  ending on the  earlier of
                                             (i)  December 31, 1999 and (ii) the
                                             occurrence     of     a     Managed
                                             Amortization   Event   or  a  Rapid
                                             Amortization  Event.  The  "Managed
                                             Amortization  Period"  will  be the
                                             period   beginning   on  the  first
                                             Payment Date  following  the end of
                                             the Revolving  Period and ending on
                                             the  earlier  of (i)  December  31,
                                             2003 and (ii) the  occurrence  of a
                                             Rapid   Amortization   Event.   The
                                             "Rapid     Amortization     Period"
                                             (together    with    the    Managed
                                             Amortization       Period,      the
                                             "Amortization Periods") will be the
                                             period  beginning on the earlier of
                                             (i)  December 31, 2003 and (ii) the
                                             occurrence of a Rapid  Amortization
                                             Event,    and   ending   upon   the
                                             termination of the Trust.

Allocation of Payments on the
Mortgage Loans.............................. All  collections  on  the  Mortgage
                                             Loans  will  be  allocated  by  the
                                             Master  Servicer   between  amounts
                                             collected  in respect  of  interest
                                             and principal pursuant to the terms
                                             of the Mortgage Documents governing
                                             the  related  Mortgage  Loans.  See
                                             "The   Agreements--The   Sale   and
                                             Servicing   Agreement--Collections"
                                             herein,    which    describes   the
                                             calculation       of      Principal
                                             Collections       and      Interest
                                             Collections  on the Mortgage  Loans
                                             for the  Collection  Period related
                                             to each Payment  Date.  The portion
                                             of   Interest    Collections    and
                                             Principal               Collections
                                             (collectively,  "P&I  Collections")
                                             payable  to  the  Noteholders  will
                                             equal,  respectively,  (i) Interest
                                             Collections  for such  Payment Date
                                             and (ii) (A) at any time during the
                                             Revolving Period,  zero, (B) at any
                                             time     during     the     Managed
                                             Amortization  Period, Net Principal
                                             Collections  for such  Payment Date
                                             and  (C) at  any  time  during  the
                                             Rapid     Amortization      Period,
                                             Principal   Collections   for  such
                                             Payment Date.

                                             Principal   Collections   will   be
                                             applied  to   purchase   Additional
                                             Balances prior to the  commencement
                                             of the Rapid  Amortization  Period,
                                             and  will be  applied  to  purchase
                                             Subsequent  Mortgage  Loans  during
                                             the Revolving  Period, in each case
                                             to the extent available.  Principal
                                             Collections   will  no   longer  be
                                             applied   to   acquire   Subsequent
                                             Mortgage Loans following the end of
                                             the  Revolving  Period  and will no
                                             longer  be   applied   to   acquire
                                             Additional   Balances   during  the
                                             Rapid Amortization Period.

                                             Prior  to the  commencement  of the
                                             Rapid   Amortization   Period,  the
                                             Variable  Funding  Balance  will be
                                             increased from time to time, to the
                                             extent  Principal  Collections  and
                                             any   amounts  on  deposit  in  the
                                             Funding Account are insufficient or
                                             unavailable  to  cover   Additional
                                             Balances  and  Subsequent  Mortgage
                                             Loans  sold  to  the  Trust,  up to
                                             $15,000,000.00     (the    "Maximum
                                             Variable Funding Balance").

Credit Enhancement.......................... The Credit Enhancement provided for the benefit of the Noteholders will
                                             consist of (i) Excess Spread,  (ii)
                                             the Outstanding  Reserve Amount and
                                             (iii) the  Policy,  in each case as
                                             described below.

                                             Excess Spread:  Noteholders will be
                                             protected against  Liquidation Loss
                                             Amounts   as  a   result   of   the
                                             preferential   allocation   to  the
                                             Notes     of     Excess      Spread
                                             (representing    excess    Interest
                                             Collections,   if  available),   as
                                             described  herein,  which  will  be
                                             deposited into the Funding  Account
                                             during the Revolving Period or used
                                             to  make   payments  on  the  Notes
                                             during the Amortization Periods, in
                                             each case to the  extent  necessary
                                             to cover  Liquidation Loss Amounts.
                                             "Liquidation  Loss  Amount"  means,
                                             with  respect  to  any   liquidated
                                             Mortgage  Loan,   the   unrecovered
                                             Principal  Balance  thereof  at the
                                             end of the Collection Period during
                                             which  such  Mortgage  Loan  became
                                             liquidated,  after giving effect to
                                             any Liquidation  Proceeds  received
                                             in connection therewith.

                                             Outstanding   Reserve  Amount:  The
                                             "Outstanding     Reserve    Amount"
                                             represents amounts on deposit in an
                                             account  (the  "Reserve   Account")
                                             established  for such  purpose with
                                             the  Indenture   Trustee.   On  the
                                             Closing   Date,   the  Seller  will
                                             deposit  an  amount  equal  to  the
                                             Reserve   Amount  Target  into  the
                                             Reserve  Account.  The  Outstanding
                                             Reserve  Amount will be invested in
                                             Permitted     Investments.      Any
                                             Liquidation Loss Amounts  allocable
                                             to the Notes  that are not  covered
                                             by Excess Spread will be covered by
                                             application   of  the   Outstanding
                                             Reserve Amount as described herein.

                                             Initially,   the   Reserve   Amount
                                             Target will be at least 2.0% of the
                                             Note   Balance.   Thereafter,   the
                                             Reserve  Amount Target may increase
                                             or  decrease   from  time  to  time
                                             pursuant   to  the   terms  of  the
                                             Insurance      Agreement.       See
                                             "Description         of         the
                                             Securities--Priority             of
                                             Distributions"              herein.
                                             Notwithstanding  the  foregoing,  a
                                             letter  of  credit  (or  equivalent
                                             mechanism)    may   be    delivered
                                             evidencing the  availability of the
                                             Outstanding   Reserve  Amount  from
                                             time  to   time.   In  suc   event,
                                             drawings   under  such   letter  of
                                             credit  (or  equivalent  mechanism)
                                             will  be   made   in  the   amounts
                                             corresponding   to   the   required
                                             application   of  the   Outstanding
                                             Reserve Amount as described above.

Policy...................................... On the Closing  Date,  the Enhancer
                                             will issue a Policy in favor of the
                                             Indenture  Trustee on behalf of the
                                             Issuer.     The     Policy     will
                                             unconditionally   and   irrevocably
                                             guarantee  interest on the Notes at
                                             the  Note  Rate  (exclusive  of any
                                             Interest   Carry-Forward   Amounts)
                                             plus any  Liquidation  Loss Amounts
                                             allocated  to the  Notes.  On  each
                                             Payment  Date,  a draw will be made
                                             on the  Policy  to  cover  (i)  any
                                             shortfall  in amounts  available to
                                             make  payments  of  interest on the
                                             Notes at the Note Rate and (ii) any
                                             Liquidation   Loss  Amount  to  the
                                             extent  not  currently  covered  by
                                             Excess Spread or application of the
                                             Outstanding     Reserve     Amount.
                                             Interest Carry-Forward Amounts will
                                             not be covered by the Policy.

The Enhancer................................ Ambac  Assurance   Corporation,   a
                                             Wisconsin-domiciled stock insurance
                                             corporation.

Optional Redemption..........................A principal  payment may be made in redemption  of the  Notes  upon the
                                             exercise by the Master  Servicer of
                                             its option to purchase the Mortgage
                                             Loans  and  related  assets  of the
                                             Trust  Estate  after the  aggregate
                                             Term Note  Balance is reduced to an
                                             amount less than or equal to 10% of
                                             the initial Term Note Balance.  The
                                             purchase  price  of  such  Mortgage
                                             Loans   will  be  the  sum  of  the
                                             outstanding    Pool   Balance   and
                                             accrued and unpaid interest thereon
                                             (including  Interest Carry- Forward
                                             Amounts  and  interest  thereon) at
                                             the   weighted   average   of   the
                                             Mortgage  Interest  Rates  of  such
                                             Mortgage   Loans  through  the  day
                                             preceding the Payment Date on which
                                             such purchase occurs, together with
                                             all  amounts  due and  owing to the
                                             Enhancer.

Final Payment of Principal
ontheNotes.................................. The Notes  will be  payable in full on the January  2031  Payment  Date
                                             (the "Final  Payment  Date") to the
                                             extent  of  the  outstanding   Note
                                             Balance  on such date,  if any.  In
                                             addition,  the Issuer  will pay the
                                             Notes in full upon the  exercise by
                                             the Master  Servicer  of its option
                                             to purchase all Mortgage  Loans and
                                             all property acquired in respect of
                                             such   Mortgage   Loans.

Optional Removal of Certain
Mortgage Loans...............................Subject  to  the  approval  of  the
                                             Enhancer,  on any Payment  Date the
                                             Seller,  in  its  capacity  as  the
                                             holder  of  the  Certificates,  may
                                             designate   for  removal  from  the
                                             Trust   certain   Mortgage   Loans.
                                             Mortgage  Loans so designated  will
                                             be  removed  without  notice to the
                                             Securityholders   but   only   upon
                                             satisfaction   by  the   Seller  of
                                             certain  conditions,  including the
                                             following:  (i) an amount  equal to
                                             the   purchase   price   for   such
                                             Mortgage   Loans  shall  have  been
                                             deposited into the Funding  Account
                                             from       amounts        otherwise
                                             distributable         to        the
                                             Certificateholders  (for so long as
                                             the Seller or an affiliate  thereof
                                             is  the  sole   Certificateholder);
                                             (ii)   the   Seller    shall   have
                                             delivered to the Indenture  Trustee
                                             and   the   Enhancer   a   schedule
                                             containing  a list of all  Mortgage
                                             Loans to be so  removed;  (iii) the
                                             Seller will  represent  and warrant
                                             that   no   selection    procedures
                                             adverse  to  the  interests  of the
                                             Enhancer  or  the   Securityholders
                                             were   used   by  the   Seller   in
                                             selecting such Mortgage Loans;  and
                                             (iv)   the   Seller    shall   have
                                             delivered to the Indenture  Trustee
                                             an officer's certificate confirming
                                             the conditions set forth in clauses
                                             (i) through (iii) above.

ERISA Considerations........................ The Term  Notes  are  eligible  for purchase by pension, profit-sharing
                                             or other employee  benefit plans as
                                             well   as   individual   retirement
                                             accounts and certain types of Keogh
                                             Plans  (each,  a "Plan").  However,
                                             any fiduciary or other  investor of
                                             assets of a Plan that  proposes  to
                                             acquire  or hold the Term  Notes on
                                             behalf  of or  with  assets  of any
                                             Plan   should   consult   with  its
                                             counsel   with   respect   to   the
                                             potential   applicability   of  the
                                             fiduciary responsibility provisions
                                             of   ERISA   and   the   prohibited
                                             transaction provisions of ERISA and
                                             the    Code    to   the    proposed
                                             investment.

Certain Federal Income
Tax Considerations.......................... In the opinion of Brown & Wood LLP, tax  counsel to the  Depositor  and
                                             the Seller,  for federal income tax
                                             purposes,  the Term  Notes  will be
                                             characterized as indebtedness,  and
                                             the Issuer, as created and governed
                                             pursuant    to   the    terms   and
                                             conditions of the Trust  Agreement,
                                             will  not  be  characterized  as an
                                             association  (or a publicly  traded
                                             partnership)     taxable    as    a
                                             corporation  for federal income tax
                                             purposes, or as a "taxable mortgage
                                             pool" within the meaning of Section
                                             7701(i)  of  the  Internal  Revenue
                                             Code  of  1986,   as  amended.   In
                                             addition,  each Noteholder,  by its
                                             acceptance of a Note, will agree to
                                             treat   such   Note  as  debt   for
                                             federal,   state   and   local  tax
                                             purposes.

Legal Investment............................ The Term Notes will not  constitute
                                             "mortgage  related  securities" for
                                             purposes of the Secondary  Mortgage
                                             Market  Enhancement Act of 1984, as
                                             amended.

Ratings......................................It is a condition  to the  issuance of the Notes  that they be rated at
                                             least  "Aaa" By  Moody's  Investors
                                             Service, Inc. and "AAA" by Standard
                                             &  Poor's,   a   division   of  The
                                             McGraw-Hill   Companies,   Inc.   A
                                             security    rating    is    not   a
                                             recommendation to buy, sell or hold
                                             securities,  and may be  subject to
                                             revision or  withdrawal at any time
                                             by     the     assigning     rating
                                             organization.   A  security  rating
                                             does not address the  frequency  of
                                             prepayments of or draws on Mortgage
                                             Loans,   the   likelihood   of  the
                                             receipt  of any  amounts in respect
                                             of Interest  Carry-Forward  Amounts
                                             or any corresponding  effect o nthe
                                             yield to ivnestors.  See "Yield and
                                             Prepaymetn    Considerations"   and
                                             "Ratings" herein.


                            MORTGAGE INTEREST RATES OF INITIAL HELOCS

Range of Gross Mortgage   Number of Initial   Aggregate Initial Cut-Off Date      Percentage of Initial
   Interest Rates              HELOCs             Principal Balance             Cut-Off Date Pool Balance
---------------------------------------------------------------------------------------------------------
  8.501%  -   9.000%             14               $   756,331.04                          2.02%
  9.001%  -   9.500%             15               $ 1,219,272.91                          3.25%
  9.501%  -  10.000%             38               $ 2,673,266.64                          7.13%
 10.001%  -  10.500%             88               $ 4,869,084.46                         12.98%
 10.501%  -  11.000%             46               $ 2,413,382.05                          6.43%
 11.001%  -  11.500%             66               $ 3,251,017.80                          8.67%
 11.501%  -  12.000%             45               $ 2,474,909.37                          6.60%
 12.001%  -  12.500%             88               $ 3,973,856.63                         10.60%
 12.501%  -  13.000%             68               $ 2,902,740.18                          7.74%
 13.001%  -  13.500%             68               $ 2,835,202.67                          7.56%
 13.501%  -  14.000%             42               $ 1,575,020.89                          4.20%
 14.001%  -  14.500%            165               $ 5,720,398.44                         15.25%
 14.501%  -  15.000%             19               $   574,255.41                          1.53%
 15.001%  -  15.500%             69               $ 1,539,049.85                          4.10%
 15.501%  -  16.000%             16               $   396,376.56                          1.06%
 16.001%  -  16.500%             15               $   330,315.53                          0.88%
Total                           862               $37,504,480.43                        100.00%



     The weighted average Mortgage Interest Rate of the Initial HELOCs is approximately 12.282% per annum.


                                    GROSS MARGIN OF INITIAL HELOCS

          Range of         Number of Initial    Aggregate Initial Cut-Off Date      Percentage of Initial Cut-Off
       Gross Margins            HELOCs               Principal Balance                 Date Pool Balance
-----------------------------------------------------------------------------------------------------------------
  0.000%    -    0.499%          13                    $   703,931.04                            1.88%
  0.500%    -    1.000%          16                    $ 1,271,672.91                            3.39%
  1.001%    -    1.500%          38                    $ 2,673,266.64                            7.13%
  1.501%    -    2.000%          88                    $ 4,869,084.46                           12.98%
  2.001%    -    2.500%          46                    $ 2,413,382.05                            6.43%
  2.501%    -    3.000%          66                    $ 3,251,017.80                            8.67%
  3.001%    -    3.500%          45                    $ 2,474,909.37                            6.60%
  3.501%    -    4.000%          88                    $ 3,973,856.63                           10.60%
  4.001%    -    4.500%          68                    $ 2,902,740.18                            7.74%
  4.501%    -    5.000%          68                    $ 2,835,202.67                            7.56%
  5.001%    -    5.500%          42                    $ 1,575,020.89                            4.20%
  5.501%    -    6.000%         165                    $ 5,720,398.44                           15.25%
  6.001%    -    6.500%          19                    $   574,255.41                            1.53%
  6.501%    -    7.000%          69                    $ 1,539,049.85                            4.10%
  7.001%    -    7.500%          16                    $   396,376.56                            1.06%
  7.501%    -    8.000%          15                    $   330,315.53                            0.88%
Total                           862                    $37,504,480.43                          100.00%



     The weighted average Gross Margin of the Initial HELOCs is approximately 3.782% per annum.


                                              LIFETIME RATE CAPS OF INITIAL HELOCS

        Range of Gross        Number of Initial          Aggregate Initial Cut-Off Date     Percentage of Initial Cut-Off
    Lifetime Rate Caps (%)         HELOCs                    Principal Balance                   Date Pool Balance
-------------------------------------------------------------------------------------------------------------------------
15.501%     -     16.000%             27                     $   934,478.89                             2.49%
16.501%     -     17.000%             13                     $   703,931.04                             1.88%
17.001%     -     17.500%             14                     $ 1,169,352.91                             3.12%
17.501%     -     18.000%            157                     $ 6,886,497.70                            18.36%
18.001%     -     18.500%             75                     $ 4,207,649.43                            11.22%
18.501%     -     19.000%             42                     $ 2,305,983.01                             6.15%
19.001%     -     19.500%             55                     $ 2,919,568.47                             7.78%
19.501%     -     20.000%             71                     $ 3,165,592.66                             8.44%
20.001%     -     20.500%             67                     $ 2,911,593.40                             7.76%
20.501%     -     21.000%             71                     $ 2,863,766.59                             7.64%
21.001%     -     21.500%             49                     $ 2,161,062.00                             5.76%
21.501%     -     22.000%             34                     $ 1,264,783.05                             3.37%
22.001%     -     22.500%            107                     $ 3,884,790.81                            10.36%
22.501%     -     23.000%             14                     $   443,205.27                             1.18%
23.001%     -     23.500%             43                     $ 1,017,816.85                             2.71%
23.501%     -     24.000%             15                     $   391,994.32                             1.05%
24.001%           and above            8                     $   272,414.03                             0.73%
Total                                862                     $37,504,480.43                           100.00%


     The  weighted   average   Lifetime  Rate  Cap  of  the  Initial  HELOCs  is
approximately 19.769% per annum.


                                             LIFETIME RATE FLOORS OF INITIAL HELOCS

Range of Gross Lifetime     Number of Initial     Aggregate Initial Cut-Off Date    Percentage of Initial Cut-Off
   Rate Floors (%)                HELOCs                Principal Balance                 Date Pool Balance

 6.501%    -     7.000%             18                    $ 1,026,908.53                         2.74%
 7.001%    -     7.500%             14                    $ 1,169,352.91                         3.12%
 7.501%    -     8.000%             37                    $ 2,523,266.64                         6.73%
 8.001%    -     8.500%             88                    $ 4,869,084.46                        12.98%
 8.501%    -     9.000%             46                    $ 2,413,382.05                         6.43%
 9.001%    -     9.500%             66                    $ 3,251,017.80                         8.67%
 9.501%    -    10.000%             45                    $ 2,474,909.37                         6.60%
10.001%    -    10.500%             88                    $ 3,973,856.63                        10.60%
10.501%    -    11.000%             67                    $ 2,857,940.18                         7.62%
11.001%    -    11.500%             67                    $ 2,809,345.18                         7.49%
11.501%    -    12.000%             41                    $ 1,544,934.92                         4.12%
12.001%    -    12.500%            162                    $ 5,600,810.36                        14.93%
12.501%    -    13.000%             30                    $   884,687.59                         2.36%
13.001%    -    13.500%             63                    $ 1,387,395.71                         3.70%
13.501%    -    14.000%             17                    $   426,462.53                         1.14%
14.001%    -    14.500%             12                    $   241,275.57                         0.64%
15.001%    -    15.500%              1                    $    49,850.00                         0.13%
Total                              862                    $37,504,480.43                       100.00%


     The weighted average Lifetime Rate Floor of the Initial HELOCs is approximately 10.266% per annum.


                                        REMAINING TERM TO MATURITY OF INITIAL HELOCS


Range of Remaining Terms       Number of Initial     Aggregate Initial Cut-Off Date     Percentage of Initial Cut-Off
  to Maturity (Months)               HELOCs                Principal Balance                  Date Pool Balance
---------------------------------------------------------------------------------------------------------------------
    0      -       215                  7                    $   221,270.00                          0.59%
  216      -       227                  4                    $   118,071.99                          0.31%
  228      -       240                851                    $37,165,138.44                         99.10%
Total                                 862                    $37,504,480.43                        100.00%


       The weighted average remaining term to maturity of the Initial HELOCs is approximately 238 months.


                                           YEAR OF ORIGINATION OF INITIAL HELOCS

                                 Number of Initial       Aggregate Initial Cut-Off Date     Percentage of Initial Cut-Off
Year of Origination                   HELOCs                   Principal Balance                   Date Pool Balance
-------------------------------------------------------------------------------------------------------------------------
        1995                             3                      $   119,588.08                          0.32%
        1996                             6                      $   180,964.52                          0.48%
        1997                            21                      $   634,922.45                          1.69%
        1998                           832                      $36,569,005.38                         97.51%
Total                                  862                      $37,504,480.43                        100.00%


     The earliest month and year of origination of any Initial HELOC is November 1995 and the latest month and year of origination is May 1998.




                             CREDIT  LIMIT  UTILIZATION  RATES OF INITIAL  HELOCS

   Range of Credit Limit     Number of Initial     Aggregate Initial Cut-Off Date     Percentage of Initial Cut-Off Date
     Utilization Rates             HELOCs                Principal Balance                       Pool Balance
----------------------------------------------------------------------------------------------------------------------
    0.000%   -   10.000%              2                   $     3,319.80                              0.01%
   10.001%   -   15.000%              1                   $     8,947.59                              0.02%
   15.001%   -   20.000%              3                   $    78,077.88                              0.21%
   20.001%   -   25.000%              3                   $    37,523.62                              0.10%
   25.001%   -   30.000%              2                   $    20,064.33                              0.05%
   30.001%   -   35.000%              6                   $   139,471.80                              0.37%
   35.001%   -   40.000%              3                   $    59,513.83                              0.16%
   40.001%   -   45.000%              5                   $   108,002.35                              0.29%
   45.001%   -   50.000%              8                   $   252,018.64                              0.67%
   50.001%   -   55.000%              5                   $   152,756.94                              0.41%
   55.001%   -   60.000%              8                   $   221,237.97                              0.59%
   60.001%   -   65.000%              9                   $   279,278.01                              0.74%
   65.001%   -   70.000%              6                   $   217,511.43                              0.58%
   70.001%   -   75.000%              9                   $   439,111.66                              1.17%
   75.001%   -   80.000%             11                   $   461,601.34                              1.23%
   80.001%   -   85.000%             14                   $   624,493.01                              1.67%
   85.001%   -   90.000%             13                   $   558,841.84                              1.49%
   90.001%   -   95.000%             23                   $ 1,193,553.62                              3.18%
   95.001%   -  100.000%            731                   $32,649,154.77                             87.05%
Total                               862                   $37,504,480.43                            100.00%


     The weighted average credit limit utilization rate of the Initial HELOCs is 96.33%.


                                      COMBINED LOAN-TO-VALUE RATIOS OF INITIAL HELOCS

             Range of               Number of Initial     Aggregate Initial Cut-Off Date   Percentage of Initial Cut-Off Date
               CLTV                     HELOCs                 Principal Balance                       Pool Balance
-----------------------------------------------------------------------------------------------------------------------------

  25.01%    -     30.00%                   1                   $    39,587.45                              0.11%
  30.01%    -     35.00%                   2                   $    77,810.56                              0.21%
  35.01%    -     40.00%                   4                   $   293,333.75                              0.78%
  40.01%    -     45.00%                   5                   $   192,863.35                              0.51%
  45.01%    -     50.00%                   2                   $    86,672.43                              0.23%
  50.01%    -     55.00%                   4                   $   285,193.05                              0.76%
  55.01%    -     60.00%                   6                   $   514,832.83                              1.37%
  60.01%    -     65.00%                   4                   $   135,056.75                              0.36%
  65.01%    -     70.00%                  13                   $   767,959.71                              2.05%
  70.01%    -     75.00%                  16                   $   636,807.61                              1.70%
  75.01%    -     80.00%                  70                   $ 3,341,856.23                              8.91%
  80.01%    -     85.00%                  75                   $ 3,431,609.89                              9.15%
  85.01%    -     90.00%                 106                   $ 5,606,656.98                             14.95%
  90.01%    -     95.00%                  92                   $ 4,354,950.51                             11.61%
  95.01%    -    100.00%                 364                   $14,014,127.77                             37.37%
 100.01%    -    105.00%                  12                   $   410,558.49                              1.09%
 105.01%    -    110.00%                  19                   $   670,754.95                              1.79%
 110.01%    -    115.00%                  15                   $   635,879.33                              1.70%
 115.01%    -    120.00%                  15                   $   605,883.01                              1.62%
 120.01%    -    125.00%                  37                   $ 1,402,085.78                              3.74%
Total                                    862                   $37,504,480.43                            100.00%


The minimum and maximum Combined Loan-to-Value Ratios of the Initial HELOCs as of the Initial Cut-Off Date are approximately 29.30% and 124.99%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Initial HELOCs is approximately 92.30%.

                 SECOND MORTGAGE RATIOS OF INITIAL HELOCS(1)(2)

                                   Number of Initial   Aggregate Initial Cut-Off Date   Percentage of Initial Cut-Off Date
Range of Second Mortgage Ratios          HELs                Principal Balance                    Pool Balance
--------------------------------------------------------------------------------------------------------------------------

 0.000%    -     5.000%                    3                   $    60,588.04                          0.16%
 5.001%    -    10.000%                   51                   $ 1,117,025.25                          2.98%
10.001%    -    15.000%                  153                   $ 4,816,658.43                         12.84%
15.001%    -    20.000%                  159                   $ 6,252,481.77                         16.67%
20.001%    -    25.000%                  176                   $ 6,875,292.14                         18.33%
25.001%    -    30.000%                  117                   $ 6,279,537.81                         16.74%
30.001%    -    35.000%                   80                   $ 4,304,973.34                         11.48%
35.001%    -    40.000%                   38                   $ 2,599,896.94                          6.93%
40.001%    -    45.000%                   17                   $   913,998.52                          2.44%
45.001%    -    50.000%                   15                   $   813,126.99                          2.17%
50.001%    -    55.000%                   12                   $   897,774.88                          2.39%
55.001%    -    60.000%                    9                   $   591,990.97                          1.58%
60.001%    -    65.000%                    6                   $   417,386.10                          1.11%
65.001%    -    70.000%                    3                   $   235,009.82                          0.63%
70.001%    -    75.000%                    3                   $   214,400.00                          0.57%
75.001%    -    80.000%                    2                   $   166,853.82                          0.44%
80.001%    -    85.000%                    1                   $   130,000.00                          0.35%
85.001%    -    90.000%                    1                   $    69,300.00                          0.18%
90.001%    -    95.000%                    1                   $    53,900.00                          0.14%
95.001%    -   100.000%                   15                   $   694,285.61                          1.85%
Total                                  862                     $37,504,480.43                        100.00%



     (1) The Second Mortgage Ratio of an Initial HELOC is the ratio (expressed as a percentage) of the credit limit of such Initial HELOC to the sum of such credit limit and the outstanding balance of any senior mortgage computed as of the date such Initial HELOC is underwritten.

     (2) The weighted average Second Mortgage Ratio of the Initial HELOCs is 28.409%.



                                                    OCCUPANCY TYPE OF THE INITIAL HELOCS

                         Number of Initial    Aggregate Initial Cut-Off Date      Percentage of Initial Cut-Off Date
      Occupancy Type          HELOCs                Principal Balance                        Pool Balance
--------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied              15                    $   449,287.71                              1.20%
Owner Occupied                 847                    $37,055,192.72                             98.80%
Total                          862                    $37,504,480.43                            100.00%



                                           CREDIT SCORES OF INITIAL HELOCS
                            Number of Initia      Aggregate Initial Cut-Off Date    Percentage of Initial Cut-Off Date
Range of Credit Scores          HELOCs                 Principal Balance                       Pool Balance
----------------------------------------------------------------------------------------------------------------------
Excellent                        842                    $36,807,626.70                            98.14%
Fair                               6                    $   227,709.53                             0.61%
Good                              14                    $   469,144.20                             1.25%
Total                            862                    $37,504,480.43                           100.00%




                                 INITIAL CUT-OFF DATE PRINCIPAL BALANCES OF INITIAL HELOCS

Range of Initial Cut-Off Date     Number of Initial      Aggregate Initial Cut-Off Date    Percentage of Initial Cut-Off Date
     Principal Balances               HELOCs                   Principal Balance                      Pool Balance
---------------------------------------------------------------------------------------------------------------------------
    $0         -     $10,000.00         13                      $   107,692.67                             0.29%
 $10,000.01    -     $20,000.00        128                      $ 2,137,936.47                             5.70%
 $20,000.01    -     $30,000.00        203                      $ 5,108,316.85                            13.62%
 $30,000.01    -     $40,000.00        177                      $ 6,180,191.21                            16.48%
 $40,000.01    -     $50,000.00        105                      $ 4,868,209.75                            12.98%
 $50,000.01    -     $60,000.00         60                      $ 3,312,256.93                             8.83%
 $60,000.01    -     $70,000.00         51                      $ 3,288,801.72                             8.77%
 $70,000.01    -     $80,000.00         35                      $ 2,647,960.23                             7.06%
 $80,000.01    -     $90,000.00         23                      $ 1,936,924.28                             5.16%
 $90,000.01    -    $100,000.00         42                      $ 4,105,008.61                            10.95%
$100,000.01    -    $110,000.00          1                      $   110,000.00                             0.29%
$110,000.01    -    $120,000.00          3                      $   344,500.00                             0.92%
$120,000.01    -    $130,000.00          8                      $ 1,019,109.29                             2.72%
$130,000.01    -    $140,000.00          5                      $   689,300.00                             1.84%
$140,000.01    -    $150,000.00          1                      $   150,000.00                             0.40%
$150,000.01    -    $160,000.00          1                      $   160,000.00                             0.43%
$180,000.01    -    $190,000.00          1                      $   183,000.00                             0.49%
$190,000.01    -    $200,000.00          2                      $   396,272.42                             1.06%
$200,000.01    -    $225,000.00          1                      $   224,000.00                             0.60%
$225,000.01    -    $250,000.00          1                      $   250,000.00                             0.67%
$275,000.01    -    and above            1                      $   285,000.00                             0.76%
Total                                  862                      $37,504,480.43                           100.00%


     The average Initial Cut-Off Date Principal Balance of the Initial HELOCs is approximately $43,508.68.


                                       MORTGAGED PROPERTIES SECURING INITIAL HELOCS

                         Number of Initial     Aggregate Initial Cut-Off Date   Percentage of Initial Cut-Off Date
Property Type                 HELOCs                Principal Balance                    Pool Balance
------------------------------------------------------------------------------------------------------------------
Condominium                     51                   $ 1,827,886.05                          4.87%
Multi-Family                     9                   $   446,820.81                          1.19%
Planned Unit Development        87                   $ 4,417,434.08                         11.78%
Single-Family Dwelling         715                   $30,812,339.49                         82.16%
Total                          862                   $37,504,480.43                        100.00%


     GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES SECURING INITIAL HELOCS

                 Number of Initial    Aggregate Initial Cut-Off Date      Percentage of Initial Cut-Off Date
State                 HELs                Principal Balance                          Pool Balance
------------------------------------------------------------------------------------------------------------
California            263                $13,964,919.89                                 37.24%
Colorado               11                $   334,611.52                                  0.89%
Connecticut            44                $ 1,972,815.98                                  5.26%
Florida                65                $ 2,316,270.04                                  6.18%
Georgia                25                $ 1,049,535.34                                  2.80%
Illinois               30                $ 1,224,891.49                                  3.27%
Indiana                 6                $   164,649.60                                  0.44%
Louisiana              15                $   451,666.41                                  1.20%
Maryland               27                $ 1,127,223.46                                  3.01%
Massachusetts          53                $ 2,180,725.39                                  5.81%
Michigan               44                $ 1,865,485.84                                  4.97%
New Jersey             37                $ 1,709,954.82                                  4.56%
New York               35                $ 1,250,727.41                                  3.33%
North Carolina         23                $   761,501.40                                  2.03%
Ohio                   76                $ 2,331,538.06                                  6.22%
Oregon                 25                $ 1,028,791.67                                  2.74%
Pennsylvania           10                $   356,459.61                                  0.95%
South Carolina         17                $   513,458.94                                  1.37%
Utah                    2                $    95,803.69                                  0.26%
Virginia               18                $   885,087.88                                  2.36%
Washington             36                $ 1,918,361.99                                  5.12%
Total                 862                $37,504,480.43                                100.00%


     No more than approximately 0.84% of the Initial HELOCs are secured by Mortgaged Properties located in any single United States postal zip code.


                                          DEBT-TO-INCOME RATIOS OF INITIAL HELOCS

Range of Debt-to-Income    Number of Initial     Aggregate Initial Cut-Off Date     Percentage of Initial Cut-Off Date
        Ratios                   HELOCs                Principal Balance                        Pool Balance
----------------------------------------------------------------------------------------------------------------------
   0.00%    -    5.00%              1                  $    39,917.47                              0.11%
  10.01%    -   15.00%              2                  $    29,659.17                              0.08%
  15.01%    -   20.00%             12                  $   608,825.35                              1.62%
  20.01%    -   25.00%             36                  $ 1,611,991.83                              4.30%
  25.01%    -   30.00%             59                  $ 1,929,644.25                              5.15%
  30.01%    -   35.00%            105                  $ 3,692,270.56                              9.84%
  35.01%    -   40.00%            158                  $ 6,723,878.02                             17.93%
  40.01%    -   45.00%            193                  $ 8,598,636.27                             22.93%
  45.01%    -   50.00%            216                  $ 9,692,953.40                             25.84%
  50.01%    -   55.00%             80                  $ 4,576,704.11                             12.20%
Total                             862                  $37,504,480.43                            100.00%



                                          MORTGAGE INTEREST RATES OF INITIAL HELS

Range of Mortgage Interest    Number of Initial    Aggregate Initial Cut-Off Date    Percentage of Initial Cut-Off
          Rates                     HELs                  Principal Balance                Date Pool Balance
------------------------------------------------------------------------------------------------------------------

  7.501%    -     8.000%              1                    $  318,000.00                            0.85%
  8.001%    -     9.500%             39                    $4,175,630.05                           11.14%
  9.501%    -    10.000%             24                    $2,023,424.88                            5.40%
 10.001%    -    10.500%             42                    $2,026,357.02                            5.40%
 10.501%    -    11.000%             84                    $3,685,587.33                            9.83%
 11.001%    -    11.500%             46                    $2,120,382.03                            5.66%
 11.501%    -    12.000%             81                    $3,435,990.43                            9.16%
 12.001%    -    12.500%             71                    $2,705,225.54                            7.21%
 12.501%    -    13.000%            103                    $3,939,310.13                           10.51%
 13.001%    -    13.500%             75                    $2,837,878.03                            7.57%
 13.501%    -    14.000%             89                    $2,823,663.24                            7.53%
 14.001%    -    14.500%             61                    $1,942,519.78                            5.18%
 14.501%    -    15.000%            123                    $4,066,860.52                           10.85%
 15.001%    -    15.500%             16                    $  424,324.38                            1.13%
 15.501%    -    16.000%             40                    $  851,743.96                            2.27%
 16.001%    -    16.500%              1                    $   13,887.43                            0.04%
 16.501%    -    17.000%              7                    $  104,788.16                            0.28%
Total                               903                    $37,495,572.91                         100.00%


     The weighted average Mortgage Interest Rate of the Initial HELs is approximately 12.199% per annum.


                                 REMAINING TERM TO MATURITY OF INITIAL HELs

  Range of Remaining Terms     Number of Initial    Aggregate Initial Cut-Off Date     Percentage of Initial Cut-Off Date
    to Maturity (months)             HELs                 Principal Balance                        Pool Balance
-------------------------------------------------------------------------------------------------------------------------

     0    -     96                     1                 $    34,387.43                                 0.09%
    97    -    120                   415                 $13,464,997.89                                35.91%
   121    -    180                   471                 $20,250,014.72                                54.01%
   241    -    360                    16                 $ 3,746,172.87                                 9.99%
Total                                903                 $37,495,572.91                               100.00%



                                      YEAR OF ORIGINATION OF INITIAL HELS

                        Number of Initial     Aggregate Initial Cut-Off Date     Percentage of Initial Cut-Off Date
Year of Origination           HELs                  Principal Balance                       Pool Balance
-------------------------------------------------------------------------------------------------------------------
1996                           6                     $   154,577.60                              0.41%
1997                         111                     $ 4,066,631.63                             10.85%
1998                         786                     $33,274,363.68                             88.74%
Total                        903                     $37,495,572.91                            100.00%


     The earliest month and year of origination of any Initial HEL is April 1996 and the latest month and year of origination is May 1998.


                                       COMBINED LOAN-TO-VALUE RATIOS OF INITIAL HELS

                          Number of Initial   Aggregate Initial Cut-Off Date    Percentage of Initial Cut-Off Date
     Range of CLTVs              HELs               Principal Balance                        Pool Balance
------------------------------------------------------------------------------------------------------------------
  0.00%   -   10.00%               1                $    24,625.93                               0.07%
 10.01%   -   15.00%               1                $    29,919.92                               0.08%
 20.01%   -   25.00%               1                $    43,273.83                               0.12%
 25.01%   -   30.00%               1                $    26,913.48                               0.07%
 30.01%   -   35.00%               1                $    24,725.20                               0.07%
 35.01%   -   40.00%               1                $    38,626.07                               0.10%
 40.01%   -   45.00%               1                $    42,122.13                               0.11%
 45.01%   -   50.00%               3                $    94,453.02                               0.25%
 50.01%   -   55.00%               5                $   240,477.34                               0.64%
 55.01%   -   60.00%               2                $    69,559.83                               0.19%
 60.01%   -   65.00%               4                $   204,518.11                               0.55%
 65.01%   -   70.00%              13                $   501,420.30                               1.34%
 70.01%   -   75.00%              19                $   776,210.01                               2.07%
 75.01%   -   80.00%              66                $ 2,385,259.25                               6.36%
 80.01%   -   90.00%             223                $ 9,913,456.15                              26.44%
 90.01%   -   95.00%             154                $ 7,271,414.09                              19.39%
 95.01%   -  100.00%             407                $15,808,598.25                              42.16%
Total                            903                $37,495,572.91                             100.00%


     The minimum and maximum Combined Loan-to-Value Ratios of the Initial HELs are approximately 9.92% and 100.00%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Initial HELs is approximately 91.48%.


                                 INITIAL CUT-OFF DATE PRINCIPAL BALANCES OF INITIAL HELs


Range of Initial Cut-Off Date      Number of Initial     Aggregate Initial Cut-Off Date     Percentage of Initial Cut-Off Date
     Principal Balances                  HELs                 Principal Balance                        Pool Balance
------------------------------------------------------------------------------------------------------------------------------
         0.01    -     $10,000.00           5                   $    47,480.83                             0.13%
   $10,000.01    -     $20,000.00          99                   $ 1,705,763.42                             4.55%
   $20,000.01    -     $30,000.00         289                   $ 7,367,182.05                            19.65%
   $30,000.01    -     $40,000.00         219                   $ 7,557,534.72                            20.16%
   $40,000.01    -     $50,000.00         106                   $ 4,872,702.00                            13.00%
   $50,000.01    -     $60,000.00          62                   $ 3,436,074.93                             9.16%
   $60,000.01    -     $70,000.00          45                   $ 2,908,933.37                             7.76%
   $70,000.01    -     $80,000.00          26                   $ 1,983,576.24                             5.29%
   $80,000.01    -     $90,000.00          12                   $ 1,034,444.98                             2.76%
   $90,000.01    -    $100,000.00          19                   $ 1,877,795.27                             5.01%
  $100,000.01    -    $110,000.00           2                   $  219,110.45                              0.58%
  $120,000.01    -    $130,000.00           1                   $  128,684.21                              0.34%
  $140,000.01    -    $150,000.00           2                   $  300,000.00                              0.80%
  $160,000.01    -    $170,000.00           1                   $  164,062.65                              0.44%
  $170,000.01    -    $180,000.00           2                   $  354,424.72                              0.95%
  $180,000.01    -    $190,000.00           3                   $  556,130.20                              1.48%
  $200,000.01    -    $225,000.00           2                   $  421,900.00                              1.13%
  $250,000.01    -    $275,000.00           3                   $  776,500.00                              2.07%
  $300,000.01    -    $325,000.00           2                   $  619,500.00                              1.65%
  $325,000.01    -    $350,000.00           2                   $  689,649.75                              1.84%
  $400,000.01    -     and above            1                   $  474,123.12                              1.26%
Total                                     903                   $37,495,572.91                           100.00%

     The average Initial Cut-Off Date Principal Balance of the Initial HELs is approximately $41,523.34.


                                       MORTGAGED PROPERTIES SECURING INITIAL HELS

                              Number of Initial       Aggregate Initial Cut-Off Date     Percentage of Initial Cut-Off Date
Property Type                        HELs                   Principal Balance                        Pool Balance
---------------------------------------------------------------------------------------------------------------------------
Condominium                           26                     $   898,920.65                              2.40%
Multi-Family                          10                     $   343,240.19                              0.92%
Planned Unit Development              58                     $ 3,636,732.57                              9.70%
Single-Family Dwelling               809                     $32,616,679.50                             86.99%
Total                                903                     $37,495,572.91                            100.00%



                           GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES SECURING INITIAL HELS

               Number of Initial      Aggregate Initial Cut-Off Date      Percentage of Initial Cut-Off Date
State                HELs                    Principal Balance                       Pool Balance
------------------------------------------------------------------------------------------------------------
California           245                    $13,841,985.69                               36.92%
Colorado              11                    $   509,323.11                                1.36%
Florida               47                    $ 1,763,406.53                                4.70%
Georgia               65                    $ 2,078,350.97                                5.54%
Illinois              30                    $ 1,040,240.24                                2.77%
Louisiana             20                    $   671,986.98                                1.79%
Maryland              24                    $   977,883.53                                2.61%
Massachusetts        151                    $ 5,097,981.74                               13.60%
Michigan              40                    $ 1,514,777.09                                4.04%
New Jersey            50                    $ 1,878,051.19                                5.01%
North Carolina        36                    $ 1,178,502.93                                3.14%
Ohio                  70                    $ 2,599,769.64                                6.93%
Oregon                16                    $   622,912.74                                1.66%
Pennsylvania          13                    $   406,281.85                                1.08%
South Carolina        18                    $   515,827.83                                1.38%
Utah                   3                    $   130,459.81                                0.35%
Virginia              28                    $ 1,237,179.80                                3.30%
Washington            30                    $ 1,092,948.28                                2.91%
Wisconsin              6                    $   337,702.96                                0.90%
Total                903                    $37,495,572.91                              100.00%


     No more than approximately 1.62% of the Initial HELs are secured by Mortgaged Properties located in any single United States postal zip code.

                                              DEBT-TO-INCOME RATIOS OF INITIAL HELS

Range of Debt-to-Income     Number of Initial       Aggregate Initial Cut-Off   Date Percentage of Initial Cut-Off Date
        Ratios                    HELs                  Principal Balance                  Pool Balance
-----------------------------------------------------------------------------------------------------------------------
  0.00%   -    5.00%                1                    $    31,500.00                         0.08%
  5.01%   -   10.00%                1                    $   339,649.75                         0.91%
 15.01%   -   20.00%                4                    $   140,830.55                         0.38%
 20.01%   -   25.00%               30                    $   977,110.31                         2.61%
 25.01%   -   30.00%               80                    $ 3,071,940.93                         8.19%
 30.01%   -   35.00%              139                    $ 5,611,712.56                        14.97%
 35.01%   -   40.00%              207                    $ 8,079,709.99                        21.55%
 40.01%   -   45.00%              232                    $ 9,567,538.48                        25.52%
 45.01%   -   50.00%              174                    $ 7,570,514.09                        20.19%
 50.01%   -   55.00%               35                    $ 2,105,066.25                         5.61%
Total                             903                    $37,495,572.91                       100.00%



                                           OCCUPANCY TYPE OF INITIAL HELS

                            Number of Initial         Aggregate Initial Cut-Off Date     Percentage of Initial Cut-Off Date
Occupancy Type                    HELs                      Principal Balance                         Pool Balance
---------------------------------------------------------------------------------------------------------------------------
Non Owner Occupied                 15                       $   503,687.32                                1.34%
Owner Occupied                    888                       $36,991,885.59                               98.66%
Total                             903                       $37,495,572.91                              100.00%



                                             CREDIT SCORES OF INITIAL HELS

Credit Score            Number of Initial     Aggregate Initial Cut-Off Date    Percentage of Initial Cut-Off Date
                              HELs                  Principal Balance                       Pool Balance
------------------------------------------------------------------------------------------------------------------

Excellent                    885                    $36,858,418.61                            98.30%
Fair                           6                    $   149,441.52                             0.40%
Good                          12                    $   487,712.78                             1.30%
Total                        903                    $37,495,572.91                           100.00%


                Original Term to Stated Maturity of Initial HELs

Range of Original Terms to      Number of Initial HELs      Aggregate Initial Cut-Off Date  Percentage of Initial Cut-Off Date
Stated Maturity (months)                                        Principal Balance                    Pool Balance

  97    -       120                       416                    $13,499,385.32                            36.00%
121     -       180                       471                    $20,250,014.72                            54.01%
241     -       360                       16                     $ 3,746,172.87                             9.99%
Total                                     903                    $37,495,572.91                           100.00%

                 PERCENTAGE OF INITIAL TERM NOTE BALANCE (1)(2)

Payment Date                                                CPR
                                           ----------------------------------------

HEL CPR                                       0%    15%    20%    27%    35%    40%
HELOC Gross CPR                               0%    20%    25%    32%    40%    45%
Initial .................................   100    100    100    100    100    100
June 199 ................................   100    100    100    100    100    100
June 2000 ...............................    99     91     88     84     79     76
June 2001 ...............................    97     76     69     60     50     44
June 2002 ...............................    95     63     54     43     31     25
June 2003 ...............................    92     52     42     30     20     15
June 2004 ...............................    89     42     32     21     12      0
June 2005 ...............................    86     33     24     14      0      0
June 2006 ...............................    82     26     17      9      0      0
June 2007 ...............................    78     20     13      0      0      0
June 2008 ...............................    73     16      9      0      0      0
June 2009 ...............................    71     12      0      0      0      0
June 2010 ...............................    68     10      0      0      0      0
June 2011 ...............................    65      7      0      0      0      0
June 2012 ...............................    62      0      0      0      0      0
June 2013 ...............................    58      0      0      0      0      0
June 2014 ...............................    58      0      0      0      0      0
June 2015 ...............................    58      0      0      0      0      0
June 2016 ...............................    58      0      0      0      0      0
June 2017 ...............................    58      0      0      0      0      0
June 2018 ...............................    14      0      0      0      0      0
June 2019 ...............................     0      0      0      0      0      0

Weighted Average Life to 10% call (years)   15.23  6.00   5.03   4.14   3.49   3.19
Weighted Average Life to maturity (years)   15.40  6.25   5.28   4.36   3.67   3.36

     (1) Assumes (i) that an optional termination is exercised on the first Payment Date on which the Term Note Balance as of the last date of the related Collection Period is less than or equal to 10% of the Initial Term Note Balance and (ii) in the case of the HELOCs, a constant draw rate of 5.0%.

     (2) All percentages are rounded to the nearest 1%.


                              AVAILABLE FUNDS TABLE

1)   Assuming no change in interest rates, Prime Rate remains at 8.5%.

2) Assumes pool collateral mix of 50% / 50% fixed rate HELOC (Prime + margin), with only HELOC added to the pool during the Revolving Period.


  %                              %                             %
 4.93      Jul-98              10.56     Apr-01              10.53     Jan-04
 9.01      Aug-98              10.56     May-01              10.53     Feb-04
 9.01      Sep-98              10.56     Jun-01              10.53     Mar-04
11.06      Oct-98              10.56     Jul-01              10.53     Apr-04
11.06      Nov-98              10.56     Aug-01              10.53     May-04
11.06      Dec-98              10.56     Sep-01              10.53     Jun-04
11.06      Jan-99              10.55     Oct-01              10.53     Jul-04
11.06      Feb-99              10.55     Nov-01              10.53     Aug-04
11.06      Mar-99              10.55     Dec-01              10.53     Sep-04
11.06      Apr-99              10.55     Jan-02              10.52     Oct-04
11.06      May-99              10.55     Feb-02              10.52     Nov-04
11.06      Jun-99              10.55     Mar-02              10.52     Dec-04
10.56      Jul-99              10.55     Apr-02              10.52     Jan-05
10.56      Aug-99              10.55     May-02              10.52     Feb-05
10.56      Sep-99              10.55     Jun-02              10.52     Mar-05
10.56      Oct-99              10.55     Jul-02              10.52     Apr-05
10.56      Nov-99              10.55     Aug-02              10.52     May-05
10.57      Dec-99              10.55     Sep-02              10.52     Jun-05
10.57      Jan-00              10.55     Oct-02              10.51     Jul-05
10.57      Feb-00              10.55     Nov-02              10.51     Aug-05
10.57      Mar-00              10.55     Dec-02              10.51     Sep-05
10.56      Apr-00              10.54     Jan-03              10.51     Oct-05
10.56      May-00              10.54     Feb-03              10.51     Nov-05
10.56      Jun-00              10.54     Mar-03              10.51     Dec-05
10.56      Jul-00              10.54     Apr-03              10.51     Jan-06
10.56      Aug-00              10.54     May-03              10.50     Feb-06
10.56      Sep-00              10.54     Jun-03              10.50     Mar-06
10.56      Oct-00              10.54     Jul-03              10.50     Apr-06
10.56      Nov-00              10.54     Aug-03              10.50     May-06
10.56      Dec-00              10.54     Sep-03              10.50     Jun-06
10.56      Jan-01              10.54     Oct-03              10.50     Jul-06
10.56      Feb-01              10.54     Nov-03              10.49     Aug-06
10.56      Mar-01              10.53     Dec-03

                          AVAILABLE FUNDS TABLE (CONT.)

1)   Prime increase on January 1999 by 5.0% (from 8.5% to 13.5%).

2) Assumes pool collateral mix of 50% / 50% fixed rate HELOC (Prime + margin), with only HELOC added to the pool during the Revolving Period.

  %                              %                             %
 4.93      Jul-98              14.08     Apr-01              14.18     Jan-04
 9.01      Aug-98              14.08     May-01              14.18     Feb-04
 9.01      Sep-98              14.08     Jun-01              14.19     Mar-04
11.06      Oct-98              14.08     Jul-01              14.19     Apr-04
11.06      Nov-98              14.09     Aug-01              14.20     May-04
11.06      Dec-98              14.09     Sep-01              14.20     Jun-04
11.06      Jan-99              14.09     Oct-01              14.21     Jul-04
13.97      Feb-99              14.09     Nov-01              14.21     Aug-04
14.03      Mar-99              14.10     Dec-01              14.22     Sep-04
14.09      Apr-99              14.10     Jan-02              14.22     Oct-04
14.14      May-99              14.10     Feb-02              14.23     Nov-04
14.20      Jun-99              14.10     Mar-02              14.23     Dec-04
13.75      Jul-99              14.11     Apr-02              14.24     Jan-05
13.81      Aug-99              14.11     May-02              14.24     Feb-05
13.86      Sep-99              14.11     Jun-02              14.25     Mar-05
13.91      Oct-99              14.11     Jul-02              14.26     Apr-05
13.96      Nov-99              14.12     Aug-02              14.26     May-05
14.00      Dec-99              14.12     Sep-02              14.27     Jun-05
14.05      Jan-00              14.12     Oct-02              14.27     Jul-05
14.05      Feb-00              14.13     Nov-02              14.28     Aug-05
14.05      Mar-00              14.13     Dec-02              14.29     Sep-05
14.05      Apr-00              14.13     Jan-03              14.29     Oct-05
14.06      May-00              14.14     Feb-03              14.30     Nov-05
14.06      Jun-00              14.14     Mar-03              14.31     Dec-05
14.06      Jul-00              14.14     Apr-03              14.31     Jan-06
14.06      Aug-00              14.15     May-03              14.32     Feb-06
14.06      Sep-00              14.15     Jun-03              14.33     Mar-06
14.06      Oct-00              14.16     Jul-03              14.34     Apr-06
14.07      Nov-00              14.16     Aug-03              14.34     May-06
14.07      Dec-00              14.16     Sep-03              14.35     Jun-06
14.07      Jan-01              14.17     Oct-03              14.36     Jul-06
14.07      Feb-01              14.17     Nov-03              14.37     Aug-06
14.07      Mar-01              14.18     Dec-03


--------------------------------------------------------------------------------
                 IRWIN REVOLVING HOME EQUITY LOAN TRUST, 1998-1

--------------------------------------------------------------------------------

  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                              BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599


                                              June 9, 1998

VIA EDGAR
---------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

                  Re:      Bear Stearns Asset Backed Securities, Inc.
                           Irwin Revolving Home Equity Loan Trust 1998-1 Home Equity Loan-Backed Term Notes, Series 1998-1
                           -------------------------------------------------

Ladies and Gentlemen:

         On  behalf  of  Bear  Stearns  Asset  Backed   Securities,   Inc.  (the
"Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for the Series Term Sheet including Computational Materials in connection with the above-referenced transaction.

                                                Very truly yours,

                                                /s/ TaeHun Kim

                                                TaeHun Kim

Enclosure